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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (file numbers 333-32435, 333-57477 and 333-87831) of Image Guided Technologies, Inc. of our report dated March 27, 2000, appearing on page 15 of this Annual Report on Form 10-KSB.


/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
Broomfield, Colorado
March 30, 2000



























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